(File No. 811-04605)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

     [_]  Preliminary Proxy Statement

     [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [X]  Definitive Proxy Statement

     [_]  Definitive Additional Materials

     [_]  Soliciting Material Pursuant to ss.240.14a-12

                           FIRST FINANCIAL FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11

          1)   Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

          2)   Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------

          4)   Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------

          5)   Total fee paid:

               -----------------------------------------------------------------

     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

               -----------------------------------------------------------------

          2)   Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------

          3)   Filing Party:

               -----------------------------------------------------------------

          4)   Date Filed:

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

                           FIRST FINANCIAL FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                                 --------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 --------------


To our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders or any adjournments thereof ("Meeting") of First Financial Fund, Inc. ("Fund") will be held on August 12, 2002 at 10:30 a.m., at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 for the following purposes:

     (1) To elect two Class I Directors; and

     (2) To consider and act upon any other business as may properly come before the Meeting or any adjournments thereof.

         Only holders of common stock of record at the close of business on May 22, 2002 are entitled to notice of and to vote at the Meeting.

                                           By order of the Board of Directors,




                                           /s/ Arthur J. Brown
                                           -------------------
                                           ARTHUR J. BROWN
                                             SECRETARY

     Dated: June 3, 2002

--------------------------------------------------------------------------------

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

     STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

     TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

--------------------------------------------------------------------------------

                           FIRST FINANCIAL FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                                  ------------
                                 PROXY STATEMENT
                                  ------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 12, 2002

                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders of First Financial Fund, Inc. ("Fund") by the Board of Directors of the Fund in connection with the solicitation of stockholder votes by proxy to be voted at the Annual Meeting of Stockholders or any adjournments thereof ("Meeting") to be held on August 12, 2002 at 10:30 a.m. at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Annual Meeting.

     If the enclosed form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted "FOR" the election of each nominee for Director and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The close of business on May 22, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting ("Record Date"). On that date, the Fund had 23,622,382 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy first will be mailed to stockholders on or about June 3, 2002.

     The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made, without cost to the Fund, by mail, telephone, telegraph or in person by regular employees of Prudential Securities Incorporated ("Prudential Securities"), an affiliate of Prudential Investments LLC, the Fund's administrator
("Administrator"). All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Fund. In addition, the Fund may retain Georgeson Shareholder Communications Inc., a proxy solicitation firm, at a cost of approximately $5,000 plus out of pocket expenses, to solicit stockholders on behalf of the Fund.

     The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the Fund's outstanding common stock is required for a quorum. The affirmative vote of a majority of the Fund's outstanding common stock is required to elect each Director. In the event that a quorum is present at the Meeting but sufficient votes to approve a proposed item are not received, the persons named as proxies may propose one or more adjourn-ments of such Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. In such case, the persons named as proxies will vote those proxies which they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Accordingly, abstentions and broker non-votes effectively will be a vote against any adjournment, but will have no effect on the election of the Directors because the required vote is a set percentage of the Fund's outstanding common stock.

     Except as set forth below, as of May 22, 2002, the Fund does not know of any other person who owns beneficially or of record 5% or more of the outstanding common stock of the Fund.

                                                                   PERCENTAGE OF SHARES
   STOCKHOLDER                         NUMBER OF SHARES OWNED*     AS OF MAY 22, 2002*
   -----------                         -----------------------     ---------------------
   Ernest Horejsi Trust No. 1B**              1,795,100                   7.6%
   Lola Brown Trust No. 1B**                  2,550,200                  10.8%
   Mildred B. Horejsi Trust**                 1,922,400                   8.1%
   Stewart R. Horejsi Trust No. 2**           1,697,900                   7.2%
   Susan L. Ciciora Trust**                   1,359,800                   5.8%
   John S. Horejsi Trust**                          100                0.0004%
   Badlands Trust Company**                   1,359,900**                 5.8%***

-------------
* This information is based solely on Amendment #22 to a joint Schedule 13D filed April 19, 2001 by these entities along with Stewart R. Horejsi, reporting aggregate holdings of 9,325,500 of the Fund's outstanding shares by these entities as of April 12, 2001 (which equals approximately 39.5% of the Fund's outstanding shares as of the Record Date) and indicating that, because of the relationships between Mr. Horejsi and the entities, Mr. Horejsi may be deemed to share indirect beneficial ownership of such shares. Due to these relationships, all of the entities and Mr. Horejsi could be viewed as a group and will hereinafter be referred to as the "Horejsi Group." Because some of the shares reported above may be deemed to be beneficially owned by more than one entity within the Horejsi Group, the aggregate number and percentage of shares owned are less than the sum total shown for each individual owner. No subsequent amendment to the joint
    Schedule 13D of the Horejsi Group had been received by the Fund through May 22, 2002.

** The address of each of these entities is c/o Badlands Trust Company, 614 Broadway, PO Box 801, Yankton, South Dakota 57078.

*** According to the joint  Schedule 13D of the Horejsi  Group,  Badlands  Trust
    Company has shared voting and shared dispositive power over the shares held by the Susan L. Ciciora Trust and the John S. Horejsi Trust (which both have sole voting and sole dispositive power over such shares). Thus, Badlands Trust Company may be considered the indirect beneficial owner of such shares. All other shares reported in the table above are held directly with sole voting and dispositive power by the entity indicated.

     In addition, the Directors and officers of the Fund, in the aggregate, owned less than 1% of the Fund's outstanding shares as of May 22, 2002.

     STOCKHOLDERS MAY OBTAIN A FREE COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT BY CALLING EQUISERVE TRUST COMPANY, N.A., TOLL-FREE AT
(800) 451-6788 OR BY MAILING A WRITTEN REQUEST TO BFC C/O EQUISERVE TRUST COMPANY, N.A., PO BOX 43011, PROVIDENCE, RHODE ISLAND 02940-3011.

                              ELECTION OF DIRECTORS

                                    PROPOSAL

     The Board of Directors is divided into three classes with members of each class serving for a term of three years and until their successors are elected and qualified. The classification of the Fund's Directors helps to promote the continuity and stability of the Fund's management and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund. At least two stockholder meetings, instead of one, are required to effect a change in a majority of the Directors, except in the event of vacancies resulting from removal for cause or other reasons, in which case the remaining Directors may fill the vacancies so created.

     The term of each current Class I Director, Messrs. Dorsey and La Blanc, expires in 2002, but each expressed his willingness to serve another term as Director of the Fund if nominated by the Board of Directors. In addition to these incumbents, a member of the Horejsi Group, Lola Brown Trust No. 1B, notified the Fund of its intention to nominate Dr. Dean Jacobson and Mr. Joel W. Looney (together, the "Horejsi candidates") for election as Directors at the Fund's 2002 meeting of stockholders in a letter to the Fund dated March 26, 2002.

     The Nominating Committee reviewed the qualifications, experience and background of the incumbents and the Horejsi candidates and met in person with each Horejsi candidate. Based upon this review, the Committee determined that nominating the incumbents would be in the best interests of Fund stockholders. The Board believes that the incumbents are better suited for service on the Fund's Board due to their familiarity with the Fund as a result of their prior service as Directors, their knowledge of the financial services sector, and their substantial experience in serving as directors and officers of public companies and business organizations, including other investment companies.

     At a meeting on May 21, 2002, the Board of Directors received the recommendation of the Nominating Committee. After discussion and consideration of, among other things, the backgrounds of the incumbents and the Horejsi candidates, the Board voted to nominate Messrs. Dorsey and La Blanc for election as Class I Directors with a term expiring in 2005. As part of this decision, the Board noted that last year it had accommodated the Horejsi Group by choosing as the Board's nominee a candidate proposed by the Group, Mr. Barr, who now serves as a Class III Director of the Fund. The Horejsi Group has formally preserved its rights to nominate the Horejsi candidates at the Meeting. In addition, the Horejsi Group has indicated to the Fund's Board its intention to conduct a proxy solicitation to elect its candidates if they were not nominated by the Board.

     It is the intention of the persons named in the enclosed form of proxy to vote in favor of the election of Messrs. Dorsey and La Blanc as Directors. Messrs. Dorsey and La Blanc each have consented to be named in this Proxy Statement and to serve as Director if elected. The Board of Directors has no reason to believe that Messrs. Dorsey and La Blanc will become unavailable for election as Directors, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board of Directors may recommend.

     None of the Directors is related to one another. The following tables set forth certain information regarding each of the Directors of the Fund. Unless otherwise noted, each of the Directors has engaged in the principal occupation listed in the following table for five years or more.

                         INFORMATION REGARDING NOMINEES
                       FOR ELECTION AT 2002 ANNUAL MEETING

                                                                                                DOLLAR RANGE OF
  NAME, AGE, POSITION WITH         PRINCIPAL OCCUPATION                                         FUND SHARES AS
   FUND, TENURE, ADDRESS*       DURING THE PAST FIVE YEARS         OTHER DIRECTORSHIPS**        OF MAY 22, 2002
  ------------------------      --------------------------         ---------------------        ----------------
CLASS I (TERM EXPIRING IN 2005, IF ELECTED)

EUGENE C. DORSEY (75)          Retired. Formerly President,       Director or Trustee of 78     $1-$10,000
DIRECTOR SINCE 1996.           Chief Executive Officer and        portfolios within the
                               Trustee, Gannett Foundation        Prudential Fund Complex;
                               (now Freedom Forum) (1981-         Director of The High Yield
                               1989); former publisher of four    Plus Fund, Inc.
                               Gannett newspapers and Vice
                               President of Gannett Co., Inc.
                               (1978-1981); former Chairman,
                               Independent Sector, Washington,
                               D.C. (national coalition of
                               philanthropic organizations)
                               (1989-1992); former Chairman of
                               the American Council for the
                               Arts; and former Director,
                               Advisory Board of Chase
                               Manhattan Bank of Rochester.

ROBERT E. LA BLANC (68)        President of Robert E.             Director or Trustee of 74     $10,001-$50,000
DIRECTOR SINCE 1999.           La Blanc Associates, Inc.          portfolios within the
                               (information technologies          Prudential Fund Complex;
                               consulting) (since 1981);          Director of The High Yield
                               formerly Vice Chairman of          Plus Fund, Inc., Salient 3
                               Continental Telecom, Inc.          Communications, Inc.
                               (1979-1981); formerly General      (telecommunications), Storage
                               Partner at Salomon Brothers        Technology Corp. (computer
                               (1969-1979); and Trustee of        equipment), Titan Corp.
                               Manhattan College.                 (electronics), and Chartered
                                                                  Semiconductor Manufacturing,
                                                                  Ltd. (semiconductors).

                         INFORMATION REGARDING DIRECTORS
                          WHOSE CURRENT TERMS CONTINUE

                                                                                                DOLLAR RANGE OF
  NAME, AGE, POSITION WITH         PRINCIPAL OCCUPATION                                         FUND SHARES AS
   FUND, TENURE, ADDRESS*       DURING THE PAST FIVE YEARS         OTHER DIRECTORSHIPS**        OF MAY 22, 2002
  ------------------------      --------------------------         ---------------------        ----------------

CLASS II (TERM EXPIRING IN 2003)

CLAY T. WHITEHEAD (63)         President of National              Director or Trustee of 91     $10,000-$50,000
DIRECTOR SINCE 2000.           Exchange Inc. (new business        portfolios within the
                               development firm)                  Prudential Fund Complex;
                               (since May 1983).                  Director of The High Yield
                                                                  Plus Fund, Inc. and GTC
                                                                  Telecom, Inc.
                                                                  (telecommunications).

THOMAS T. MOONEY (60)***       President of the Greater           Director or Trustee of 95     $10,001-$50,000
DIRECTOR SINCE 1986.           Rochester Metro Chamber of         portfolios within the
ALSO CHAIRMAN OF THE BOARD,    Commerce (since 1976);             Prudential Fund Complex;
PRESIDENT AND TREASURER.       Trustee of Center for              President, Director and
                               Governmental Research, Inc.        Treasurer of The High Yield
                               (volunteer consulting);            Plus Fund, Inc.
                               Director of Blue Cross of
                               Rochester, Executive Service
                               Corps of Rochester, Monroe
                               County Water Authority,
                               and Rural/Metro Medical
                               Services, Inc. (ambulance
                               service); and former
                               Rochester City Manager
                               (during 1973).

                                                                                                DOLLAR RANGE OF
  NAME, AGE, POSITION WITH         PRINCIPAL OCCUPATION                                         FUND SHARES AS
   FUND, TENURE, ADDRESS*       DURING THE PAST FIVE YEARS         OTHER DIRECTORSHIPS**        OF MAY 22, 2002
  ------------------------      --------------------------         ---------------------        ----------------

CLASS III (TERM EXPIRING IN 2004)

RICHARD I. BARR (65)           Formerly President and             Director of Boulder Total     $1-$10,000
DIRECTOR SINCE 2001.           Director of Advantage Sales        Return Fund, Inc. (since
                               and Marketing (1997-1999);         1999) and Boulder Growth &
                               formerly President and Chief       Income Fund, Inc.,
                               Executive Officer of CBS           (since 2002).
                               Marketing (1976-1997); former
                               President, Arizona Food Brokers
                               Association (1996); former
                               Director, Association of Sales
                               and Marketing Companies
                               (formerly National Food Brokers
                               Association) (1992-1998); former
                               Director, St. Mary's Food Bank
                               (1990-1996), and currently
                               advisory board member of Kansas
                               University Business School and
                               Arizona State University.

-----------------
* The address for each Director is c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

** Each current Director of the Fund, except for Mr. Barr, oversees four other portfolios within the Fund's "Fund Complex." The Fund's Fund Complex consists of a group of investment companies and series of investment companies that are advised or sub-advised by Wellington Management Company, LLP, the Fund's investment adviser ("Investment Adviser").

*** Indicates an  "interested  person" of the Fund, as defined in the Investment
    Company Act of 1940, as amended ("1940 Act"). Mr. Mooney is deemed to be an "interested person" solely by reason of his service as an officer of the Fund.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), Section 30(f) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, the Fund's officers and Directors, persons owning more than 10% of the Fund's common stock and certain officers and partners of the Investment Adviser are required to report their transactions in the Fund's common stock to the SEC, the New York Stock Exchange and the Fund. Based solely on the Fund's review of the copies of such reports received by it, the Fund believes that, during its fiscal year ended March 31, 2002, all filing requirements applicable to such persons were met.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Board of Directors met four times during the Fund's fiscal year ended March 31, 2002, and each Director attended at least 75% of the total number of meetings of the Board and of any committee of which he was a member during that year. The Board of Directors has an Audit Committee and a Nominating Committee.

     The Audit Committee acts pursuant to a written charter adopted by the Board of Directors and is responsible for overseeing the Fund's accounting and financial reporting policies, practices and internal controls. The Audit Committee currently consists of Messrs. Dorsey, La Blanc and Whitehead, all of whom are independent as defined in Section 303.01 of the listing standards of the New York Stock Exchange. The Audit Committee's duties are: (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent accountants; (b) to review and recommend approval or disapproval of audit services and the fees charged for the services; (c) to evaluate the independence of the independent accountants and to recommend whether to retain the independent accountants for the next fiscal year; and (d) to report to the Board of Directors and make such recommendations as it deems necessary. The Audit Committee met twice during the fiscal year ended March 31, 2002. Each member of the Committee attended those meetings. In addition, the Committee met on May 21, 2002 to review the Fund's audited financial statements. All members of the Committee attended that meeting. Attached as Appendix A is a copy of the Audit Committee's Report with respect to the Fund's audited financial statements.

     The Nominating Committee's primary responsibility is to recommend nominees for election as Fund Director to the full Board of Directors. The Nominating Committee currently consists of Messrs. Dorsey, La Blanc and Whitehead. The Nominating Committee met once during the fiscal year ended March 31, 2002. The Committee also met on May 20, 2002 to consider the nominees for Director for the Fund's 2002 stockholder meeting. The Committee will consider nominees recommended by stockholders if such proposed nominations are submitted to the Fund in writing. Formal nominations by stockholders must be made in accordance with the Fund's By-Laws.

     The Board of Directors does not have a standing compensation committee.

     If elected, it is expected that Messrs. Dorsey and La Blanc will continue to serve on the Fund's Audit Committee and Nominating Committee.

EXECUTIVE OFFICERS OF THE FUND

     The officers of the Fund are elected annually by the Board of Directors at its regular meeting immediately following the annual meeting of stockholders. The officers of the Fund, other than Mr. Mooney who also serves as a Director, are:

     NAME, AGE, POSITION WITH                 PRINCIPAL OCCUPATION DURING THE
       FUND, TENURE, ADDRESS                          PAST FIVE YEARS
     ------------------------                 --------------------------------

   ARTHUR J. BROWN (53)                    Partner, Kirkpatrick & Lockhart LLP
   SECRETARY SINCE 1986.                   (law firm and counsel to the Fund).
   1800 Massachusetts Avenue, NW
   Washington, D.C. 20036

   R. CHARLES MILLER (44)                  Partner, Kirkpatrick & Lockhart LLP.
   ASSISTANT SECRETARY SINCE 1999.
   1800 Massachusetts Avenue, NW
   Washington, D.C. 20036

COMPENSATION OF DIRECTORS

     The Fund currently pays each Director an annual fee of $5,000, plus travel and other out-of-pocket expenses incurred by the Directors in attending Board meetings. Effective April 1, 2002, Directors also receive $500 for each committee meeting they attend held on the same day as a Board meeting, $500 for each telephonic Board or committee meeting they attend and $1,000 for each in-person special Board or committee meeting they attend. Due to his additional duties as Chairman of the Board, Mr. Mooney receives an additional annual fee of $4,000 from the Fund. The table below includes certain information relating to the compensation of the Fund's Directors paid by the Fund for the fiscal year ended March 31, 2002, as well as information regarding compensation from the Fund's Fund Complex for the year ended December 31, 2001. Annual Board fees may be reviewed periodically and changed by the Fund's Board.

------------------------------------------------------------------------------------------------------------
                                                    COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------
                                                         Pension or                               Total
                                                         Retirement                           Compensation
                                                          Benefits          Estimated           From the
                                                         Accrued as          Annual             Fund and
                                     Aggregate           Part of the        Benefits            the Fund
                                   Compensation            Fund's             Upon            Complex Paid
  Name of Director                 From the Fund          Expenses         Retirement         to Directors
------------------------------------------------------------------------------------------------------------
  Eugene C. Dorsey*                   $4,442                 N/A               N/A            $11,928(6)**
------------------------------------------------------------------------------------------------------------
  Robert E. LaBlanc                   $4,346                 N/A               N/A            $11,303(6)**
------------------------------------------------------------------------------------------------------------
  Thomas T. Mooney                    $8,154                 N/A               N/A            $18,423(6)**
------------------------------------------------------------------------------------------------------------
  Clay T. Whitehead                   $4,250                 N/A               N/A            $10,675(6)**
------------------------------------------------------------------------------------------------------------
  Richard I. Barr***                  $1,928                 N/A               N/A             $1,928(1)**
------------------------------------------------------------------------------------------------------------

--------------
* All compensation from the Fund and Fund Complex for the calendar year ended December 31, 2001 represents deferred compensation. Mr. Dorsey received aggregate compensation for that period from the Fund and the Fund Complex, including accrued interest, in the amounts of $4,492 and $12,060, respectively.

** Parenthetical indicates number of funds (including the Fund) in the Fund Complex to which aggregate compensation relates.

*** Mr. Barr began receiving payment for his service as Director of the Fund on October 1, 2001.

    EACH NOMINEE FOR DIRECTOR MUST BE ELECTED BY A VOTE OF A MAJORITY OF THE
                     OUTSTANDING COMMON STOCK OF THE FUND.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" THE NOMINEES.

                INFORMATION ON THE FUND'S INDEPENDENT ACCOUNTANTS

     The Fund's financial statements for the fiscal year ended March 31, 2002 were audited by PricewaterhouseCoopers LLP ("PwC"). In the opinion of the Audit Committee, the services provided by PwC are compatible with maintaining the independence of the Fund's accountants. The Board of Directors of the Fund has selected PwC as the independent accountants for the Fund for the fiscal year ending March 31, 2003. PwC has been the Fund's independent accountants since February 18, 1997. PwC has informed the Fund that it has no material direct or indirect financial interest in the Fund.

     Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     The aggregate fees billed by PwC for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended March 31, 2002 and the review of the financial statements included in the Fund's annual report to stockholders were $26,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     PwC billed no fees for professional services rendered to the Fund for information technology services relating to financial information systems design and implementation for the Fund's fiscal year ended March 31, 2002. Similarly, PwC billed no fees for professional services rendered to the Fund's Investment Adviser for information technology services relating to financial information systems design and implementation during the same period.

ALL OTHER FEES

     There were no fees billed by PwC for the fiscal year ended March 31, 2002 for other services provided to the Fund and approximately $500,000 in fees billed by PwC during the same period for other services provided to the Investment Adviser.

                                  OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

                       WELLINGTON MANAGEMENT COMPANY, LLP

     Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, is the Fund's Investment Adviser. The Investment Adviser is a Massachusetts limited liability partnership of which the following persons are managing partners: Laurie Gabriel, Duncan M. McFarland and John R. Ryan. The Investment Adviser is a professional investment-counseling firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of March 31, 2002, the Investment Adviser held discretionary investment authority over approximately $320 billion of assets. The Investment Adviser and its predecessor organizations have provided investment advisory services to invest-
ment companies since 1933 and to investment-counseling clients since 1960. The Investment Adviser is not affiliated with the Administrator, Prudential Investments LLC, which is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                              STOCKHOLDER PROPOSALS

     The Fund's By-Laws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide notice to the Secretary of the Fund at least 90 days in advance of the anniversary of the date that the Fund's Proxy Statement for its previous year's annual meeting was first released to stockholders. Accordingly, if a stockholder intends to present a proposal at the Fund's annual meeting of stockholders in 2003 and desires to have the proposal included in the Fund's Proxy Statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 by March 5, 2003. The notice must contain information sufficient to identify the nominee(s) or proposal and to establish that the stockholder beneficially owns shares that would be entitled to vote on the nomination or proposal. Stockholder nominations and proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such nomination or proposal is subject to limitation under the federal securities laws. Stockholder nominations or proposals not received by March 5, 2003 will not be considered "timely" within the meaning of Rule 14a-4(c) of the 1934 Act.

                   NOTICE TO BANKS, BROKER-DEALERS AND VOTING
                           TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

                                             By order of the Board of Directors,




                                             /s/ Arthur J. Brown
                                             -------------------
                                             ARTHUR J. BROWN
                                               SECRETARY

     Dated: June 3, 2002

                                                                      APPENDIX A

                             AUDIT COMMITTEE REPORT

                           FIRST FINANCIAL FUND, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors of the First Financial Fund, Inc. (the "Fund") met on May 21, 2002 to review the Fund's audited financial statements for the fiscal year ended March 31, 2002. The Audit Committee operates pursuant to a Charter dated May 24, 2000, which sets forth the roles of the Fund's management, independent accountants, the Board of Directors and the Audit Committee in the Fund's financial reporting process. Pursuant to the Charter, the Fund's management is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants for the Fund are responsible for planning and carrying out proper audits and reviews. The role of the Audit Committee is to assist the Board of Directors in its oversight of the financial reporting process by, among other things, reviewing the scope and results of the Fund's annual audit with the Fund's independent accountants and recommending the initial and ongoing engagement of such accountants.

     In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund's management and its independent accountants, PricewaterhouseCoopers LLP ("PwC"). The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 and has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also has discussed the independence of PwC with PwC.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and PwC. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has
maintained   appropriate  accounting  and  financial  reporting  principles  and policies or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not guarantee that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting principles or that PwC is in fact "independent."

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report to Stockholders for the fiscal year ended March 31, 2002.

     This report has been approved by all of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent pursuant to New York Stock Exchange Rule 303.01.

Eugene C. Dorsey
Robert E. La Blanc
Clay T. Whitehead

May 21, 2002

                      [This page intentionally left blank]

----------------------------------     =========================================

FIRST FINANCIAL FUND, INC.

                                                          FIRST
                                                       FINANCIAL
                                                    FUND, INC.

                                       -----------------------------------------

PROXY
STATEMENT                                  NOTICE OF
                                           ANNUAL MEETING
                                           TO BE HELD ON
                                           AUGUST 12, 2002
                                           AND
                                           PROXY STATEMENT

                                     PROXY

                           FIRST FINANCIAL FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Marguerite E.H. Morrison and Arthur J. Brown as proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of First Financial Fund, Inc. (the "Fund") held of record as of the close of business on May 22, 2002 at the Annual Meeting of Stockholders to be held on August 12, 2002, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEE PRINTED ON THE REVERSE SIDE OF THIS CARD.

--------------------------------------------------------------------------------
           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by an authorized person, giving full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

--------------------------------------  ----------------------------------------

--------------------------------------  ----------------------------------------

--------------------------------------  ----------------------------------------

     Please mark
[X]  votes as in
     this example.

--------------------------------------------------------------------------------
                           FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING NOMINEES:

1. Election of Directors.

CLASS I NOMINEES: (01) Robert E. La Blanc
                  (02) Eugene C. Dorsey

           FOR                          WITHHELD
           ALL         [_]      [_]     FROM ALL
         NOMINEES                       NOMINEES


        [_]
           --------------------------------------
           For all nominees except as noted above

                                                       FOR     AGAINST   ABSTAIN
2. To consider and act upon such other business        [_]       [_]       [_]
   as may properly come before the meeting and any adjournments thereof.

   Mark box at right if an address change or comment has been              [_]
   noted on the reverse side of this card.

   Please be sure to sign and date this Proxy.

Signature:                 Date:        Signature:                 Date:
          -----------------     --------          -----------------     --------